2Q16 Earnings Call August 5, 2016

Safe Harbor Statements Forward-Looking Statements Statements contained in this presentation that state the Company’s and Partnership’s or management’s expectations or predictions of the future are forward-looking statements and are intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The words “believe,” “expect,” “should,” “intends,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CST filings with the Securities and Exchange Commission (“SEC”), including the Risk Factors in our most recently filed Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC and available on CST Brand’s website at www.cstbrands.com . If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures To supplement our consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and to better reflect period-over-period comparisons, we use non-GAAP financial measures that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to improve overall understanding of our current financial performance and our prospects for the future. We believe the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, management uses these measures, along with GAAP information, for reviewing financial results and evaluating our historical operating performance. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation. The non-GAAP information is not prepared in accordance with GAAP and may not be comparable to non-GAAP information used by other companies. Information regarding the non-GAAP financial measure referenced in this presentation, including the reconciliation to the nearest GAAP measure can be found in our financial results press releases, available on our website: www.cstbrands.com. 2

CST Business Overview Kim Lubel President, CEO and Chairman of the Board 3

2Q16 Results Summary (Amounts in millions except Earnings per Share) Three Months Ended Jun. 30, % Change Gross Profit $329 $277 19% EBITDA $98 $80 23% Earnings Per Share, Reported $0.36 $0.32 13% Earnings per Share, Adjusted $0.39* $0.31* 26% CST Brands, Inc. 2016 2015 *Adjusted for special items of net $2 million and $1 million for the three month periods ended June 30, 2016 and 2015, respectively (1) See the CST Brands, Inc. earnings release for (i) a reconciliation of EBITDA, EBITDAR and Adjusted EBITDA to net income and (ii) the definitions of EBITDA, EBITDAR and Adjusted EBITDA. 4

Second Quarter 2016 Highlights 5 Gross Profit Growth, 2Q16 vs. 2Q15 0% 5% 10% 15% 20% 25% 30% 27% 10% Merchandise & Services 0% 5% 10% 15% 20% 25% 24% 9% Motor Fuel Operational & Strategic Focus •Same-store OPEX was flat Q/Q (ex- taxes and rent) Attacking operating expenses •18 NTIs opened year-to-date •39 NTIs under construction Continue to execute organic growth strategy Repositioning the Network for Growth Network Comparison CA/WY Flash Foods 2Q Total Fuel Volume 47 million gallons 74 million gallons 2Q Total Fuel Gross Profits $7.2mm $9.4mm 2Q Total M&S Sales $17mm $68mm 2Q M&S Margin % 33.8% 34.5% Store Count 79 165 Average Sq. Ft. of Stores 1,300 3,500 Sold 79 smaller, fuel-centric stores in CA/WY for $408 million Bought Flash Foods: 165 larger stores in GA/FL for $425 million (February 1, 2016) •Creates platform for merchandise & services revenue growth and NTI store builds •Integration going well: synergy capture on target for year one •On track to achieve post-synergy EBITDA multiple of 7-9X $CAD $CAD

Financial Overview Clay Killinger EVP and Chief Financial Officer 6

Key Metrics Gross Profit (mm) Three Months Ended Jun. 30, % Change Motor Fuel $73 $59 24% Merchandise & Services $160 $126 27% Key Metrics Three Months Ended Jun. 30, % Change Core Stores (EOP) 1,225 993 23% Motor Fuel Gallons Sold (PSPD) 5,245 5,246 0% Motor Fuel CPG (net of CC) $0.132 $0.126 5% Merchandise & Services Sales (PSPD) $4,261 $4,070 5% Merchandise & Services Margin (net of CC) 33.8% 32.7% 110 bps U.S. Retail (USD) 2016 2015 2016 2015 7

Key Metrics Gross Profit (mm) Three Months Ended Jun. 30, % Change in USD % Change in CAD Motor Fuel $61 $59 3% 9% Merchandise & Services $22 $21 5% 10% Other (Primarily Business & Home Energy) $13 $11 18% 24% Key Metrics Three Months Ended Jun. 30, % Change in USD % Change in CAD Total Retail Sites (EOP) 873 859 2% 2% Motor Fuel Gallons Sold (PSPD) 3,217 3,201 1% 1% Motor Fuel CPG (net of CC) $0.239 $0.234 2% 7% Company Operated Sites (EOP) 305 292 5% 5% Merchandise & Services Sales (PSPD) $2,510 $2,551 (2%) 3% Merchandise & Services Margin (net of CC) 31.4% 31.1% 30 bps 30 bps Canadian Retail (USD) 2016 2015 2016 2015 8

Solid Financial Position to Support Growth CST Brands, Inc. June 30, 2016 (in millions) Cash $193 Total Debt $1,297 As of August 3, 2016: Net Revolver Capacity was $419 million and Total Debt was $1.0 billion 9

Guidance (in USD) Retail Segment Gallons (PSPD) 5,000 to 5,200 5,226 3,300 to 3,400 3,270 Merchandise & Services Sales (PSPD) $4,400 to $4,500 $4,294 $2,550 to $2,650 $2,603 Merchandise & Services Gross Margin (%) 33.5% to 34.5% 33.4% 30.5% to 31.5% 30.4% U.S.# Canada* Category Ranges (mm) Capital Expenditures $450 to $500 3Q16 Guidance 3Q15 Actual 3Q16 Guidance 3Q15 Actual #The Company expects the average store count in the U.S. to be between 1,175 and 1,180 stores in the third quarter 2016. *The guidance provided above currently assumes an average Canadian dollar exchange rate of $0.7678 for the third quarter 2016. It was $0.7637 for the third quarter 2015. Category Ranges (mm) Operating Expenses $205 to $210 General & Administrative Expenses $28 to $32 Depreciation & Amortization $42 to $46 3rd Quarter 2016 Full Year 2016 10

U.S. NTI Same Store* Performance
2Q16 vs. 2Q15

(Dollars in Millions, Except Per Store Data)

	Three Months Ended June 30,		Trailing Twelve Months Ended June 30,	
	2016	2015	2016	2015
Fuel Gross Profit	$ 6.8	$ 7.2	$ 34.3	$ 41.0
Merchandise & Services Gross Profit	17.9	17.4	53.7	52.4
Store Level Cash Operating Expense (Including rent)	(16.6)	(14.5)	(47.9)	(42.3)
EBITDA	**$ 8.2**	**$ 10.1**	**$ 40.2**	**$ 51.1**
Rent Expense	2.4	0.2	4.8	0.6
EBITDAR	**$ 10.6**	**$ 10.4**	**$ 45.0**	**$ 51.7**
NTI Same Store Information				
Company-operated retail sites	78	78	59	59
Motor fuel sales (gallons per site per day)	8,874	8,909	8,791	9,247
Merchandise and services sales (per site per day)	$ 7,224	$ 7,124	$ 7,158	$ 7,052
Merchandise and services gross profit percentage, net of credit card fees	35.0%	34.3%	34.8%	34.5%
Merchandise and services gross profit dollars	$ 17.9	$ 17.4	$ 53.7	$ 52.4
Cash Flow Return on Capital Employed				
EBITDAR			$ 45.0	$ 51.7
Historical CAPEX - before asset drops (sale/leaseback)			$ 288.3	$ 288.3
Unlevered Cash Flow Return on Capital Employed			16%	18%
EBITDA			$ 40.2	$ 51.1
Adjusted CAPEX - after asset drops (sale/leaseback)			$ 232.7	$ 288.3
Levered Cash Flow Return on Capital Employed			17%	18%

* To qualify as a "same store", the store needs to be in operation substantially throughout both periods presented. Stores that were temporarily closed for a brief period of time during the periods being compared remain in the same store sales comparison. If a store is replaced, either at the same location or relocated to a new location, it is removed from the comparison until the new store has been in operation for substantially all of the periods being compared. NTIs are included in the core same store metrics when they meet this criteria.

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Canadian NTI Same Store* Performance 2Q16 vs. 2Q15

(in CAD, Dollars in Millions, Except Per Store Data)

	Three Months Ended June 30,		Trailing Twelve Months Ended June 30,	
	2016	2015	2016	2015
Fuel Gross Profit	$ 5.5	$ 4.6	$ 14.8	$ 13.7
Merchandise & Services Gross Profit	4.2	3.6	11.5	10.4
Other Non-Store Revenue	0.1	0.1	0.3	0.2
Store Level Cash Operating Expense (Including rent)	(4.2)	(4.1)	(12.2)	(11.6)
EBITDA	**$ 5.5**	**$ 4.2**	**$ 14.4**	**$ 12.7**
Rent Expense	0.7	0.7	2.0	1.8
EBITDAR	**$ 6.3**	**$ 4.9**	**$ 16.4**	**$ 14.5**
NTI Same Store Information				
Company-operated retail sites	34	34	24	24
Motor fuel sales (gallons per site per day)	5,212	5,008	5,600	5,500
Merchandise and services sales (per site per day)	$ 3,977	$ 3,543	$ 3,914	$ 3,596
Merchandise and services gross profit percentage, net of credit card fees	33.8%	33.1%	33.4%	33.2%
Merchandise and services gross profit dollars	$ 4.2	$ 3.6	$ 11.5	$ 10.4
Cash Flow Return on Capital Employed				
EBITDA			$ 14.4	$ 12.7
Adjusted CAPEX			$ 56.3	$ 56.3
Cash Flow Return on Capital Employed			26%	23%

* To qualify as a "same store", the store needs to be in operation substantially throughout both periods presented. Stores that were temporarily closed for a brief period of time during the periods being compared remain in the same store sales comparison. If a store is replaced, either at the same location or relocated to a new location, it is removed from the comparison until the new store has been in operation for substantially all of the periods being compared. NTIs are included in the core same store metrics when they meet this criteria.

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